TRANSAMERICA RETIREMENT INCOME PLUS®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated July 12, 2017

to the

Prospectus dated May 1, 2017

The fee table contained in the May 1, 2017 prospectus contained a typographical error that incorrectly reflected a higher Maximum charge for riders issued prior to May 1, 2017. The following hereby replaces the Separate Account Annual Expenses table in the FEE TABLE AND EXPENSE EXAMPLES section, as of May 1, 2017:

Annual Service Charge(4)	$0-$50
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Mortality and Expense Risk Fee	1.15%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.30%
Living Benefit (annual charge—% of withdrawal base) (for riders issued on or after May 1, 2017)
Benefit	2.50%

*	The Current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchase the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the Edgar systems at www.sec.gov (File 333-186121 for TLIC and 333-187834 for TFLIC).

Living Benefit (annual charge—% of withdrawal base) (for riders issued prior to May 1, 2017)
Benefit (Maximum)	2.00%
Benefit (Current)	1.25%

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Retirement Income Plus dated May 1, 2017